EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this annual report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2008 of Hicks Acquisition Company I, Inc. (the “Issuer”).
     In connection with the Form 10-K, the undersigned, Joseph B. Armes, President, Chief Executive Officer and Chief Financial Officer of the Issuer, certifies, pursuant to 18 U.S.C. Section 1350, that to the best of his knowledge:
(i)	the Form 10-K fully complies with the requirements of section 13(a) or section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated in the Form 10-K.

March 10, 2009	/s/ Joseph B. Armes
Joseph B. Armes
President, Chief Executive Officer and Chief Financial Officer